Security Information

Security Purchased


CUSIP
281023AS0


Issuer
EDISON MISSION ENERGY


Underwriters
Citigroup, Credit Suisse, DBSI, Goldman Sachs, JP
Morgan, Lehman Brothers, Merrill Lynch, RBS
Greenwich Capital, UBS


Years of continuous operation, including predecessors
> 3 years


Security
EIX 7% 5/15/2017


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/1/2007


Total amount of offering sold to QIBs
 $    1,200,000,000


Total amount of any concurrent public offering
 $    -


Total
 $    1,200,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.75%


Rating
B1/BB-


Current yield
7.00%


Benchmark vs Spread (basis points)
239 bp



Fund Specific Information


Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds

DWS Balanced Fund
Chicago
545,000
 $                   545,000
0.05%



DWS Balanced VIP
Chicago
175,000
 $                   175,000
0.01%



DWS High Income Fund
Chicago
6,910,000
 $
6,910,000
0.58%



DWS High Income Trust
Chicago
815,000
 $                   815,000
0.07%



DWS High Income VIP
Chicago
1,045,000
 $
1,045,000
0.09%



DWS Multi Market Income Trust
Chicago
420,000
 $                   420,000
0.04%



DWS Strategic Income Fund
Chicago
445,000
 $                   445,000
0.04%



DWS Strategic Income Trust
Chicago
100,000
 $                   100,000
0.01%



DWS Strategic Income VIP
Chicago
110,000
 $                   110,000
0.01%



New York Funds


DWS Bond VIP
New York
57,000
 $                     57,000
0.00%



DWS Core Plus Income Fund
New York
177,000
 $                   177,000
0.01%



DWS High Income Plus Fund
New York
1,360,000
 $
1,360,000
0.11%



DWS Short Duration Plus Fund
New York
75,000
 $                     75,000
0.01%



Total

12,234,000
 $
12,234,000
1.02%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information


Security Purchased


CUSIP
53956RAA1


Issuer
LOCAL TV FINANCE


Underwriters
DBSI, UBS


Years of continuous operation, including predecessors
> 3 years


Security
LOCAL 9.25% 6/15/2015


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
UBS


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/2/2007


Total amount of offering sold to QIBs
 $     190,000,000.00


Total amount of any concurrent public offering
 $     -


Total
 $    190,000,000.00


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.25%


Rating
Caa1/CCC+


Current yield
9.25%


Benchmark vs Spread (basis points)
463 bp



Fund Specific Information



Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds

DWS Balanced Fund
Chicago
225,000
 $                   225,000
0.12%



DWS Balanced VIP
Chicago
75,000
 $                     75,000
0.04%



DWS High Income Fund
Chicago
2,890,000
 $                 2,890,000
1.52%



DWS High Income Trust
Chicago
345,000
 $                   345,000
0.18%



DWS High Income VIP
Chicago
445,000
 $                   445,000
0.23%



DWS Multi Market Income Trust
Chicago
175,000
 $                   175,000
0.09%



DWS Strategic Income Fund
Chicago
185,000
 $                   185,000
0.10%



DWS Strategic Income Trust
Chicago
40,000
 $                     40,000
0.02%



DWS Strategic Income VIP
Chicago
50,000
 $                     50,000
0.03%


New York Funds



DWS High Income Plus Fund
New York
570,000
 $                   570,000
0.30%



Total

5,000,000
 $                 5,000,000
2.63%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information

Security Purchased


CUSIP
34460XAA7


Issuer
FONTAINEBLEAU LAS VEGAS


Underwriters
BoA, Barclays, DBSI, Merrill Lynch, Daiwa
Securities, Greenwich Capital Markets, JP Morgan


Years of continuous operation, including predecessors
> 3 years


Security
FBLEAU 10.25% 6/15/2015


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/24/2007


Total amount of offering sold to QIBs
 $   675,000,000


Total amount of any concurrent public offering
 $   -


Total
 $   675,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.50%


Rating
Caa1/CCC+


Current yield
10.25%


Benchmark vs Spread (basis points)
538 bp



Fund Specific Information


Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds



DWS Balanced Fund
Chicago
245,000
 $                   245,000
0.04%



DWS Balanced VIP
Chicago
80,000
 $                     80,000
0.01%



DWS High Income Fund
Chicago
3,155,000
 $                 3,155,000
0.47%



DWS High Income Trust
Chicago
375,000
 $                   375,000
0.06%



DWS High Income VIP
Chicago
480,000
 $                   480,000
0.07%



DWS Multi Market Income Trust
Chicago
225,000
 $                   225,000
0.03%



DWS Strategic Income Fund
Chicago
205,000
 $                   205,000
0.03%



DWS Strategic Income Trust
Chicago
60,000
 $                     60,000
0.01%



DWS Strategic Income VIP
Chicago
55,000
 $                     55,000
0.01%



New York Funds


DWS High Income Plus Fund
New York
620,000
 $                   620,000
0.09%



Total

5,500,000
 $                 5,500,000
0.81%



^The Security and Fund Performance is calculated based on information provided by State Street Bank.



*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information


Security Purchased


CUSIP
552078AY3


Issuer
LYONDELL CHEMICAL


Underwriters
BoA, Citigroup, DBSI, JP Morgan, Bank of NY,
Credit Suisse, HVB Capital Markets, Morgan
Stanley, Natexis Banque, Robert W Baird, SG
Americas Securities, UBS, Wachovia


Years of continuous operation, including predecessors
> 3 years


Security
LYO 6.875% 6/15/2017


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/30/2007


Total amount of offering sold to QIBs
 $   510,000,000


Total amount of any concurrent public offering
 $   -


Total
 $   510,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.50%


Rating
B1/B+


Current yield
6.88%


Benchmark vs Spread (basis points)
201 bp


Fund Specific Information



Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds


DWS Balanced Fund
Chicago
900,000
 $                   900,000
0.18%



DWS Balanced VIP
Chicago
290,000
 $                   290,000
0.06%



DWS High Income Fund
Chicago
11,485,000
 $               11,485,000
2.25%



DWS High Income Trust
Chicago
1,365,000
 $                 1,365,000
0.27%



DWS High Income VIP
Chicago
1,750,000
 $                 1,750,000
0.34%



DWS Multi Market Income Trust
Chicago
805,000
 $                   805,000
0.16%



DWS Strategic Income Fund
Chicago
740,000
 $                   740,000
0.15%



DWS Strategic Income Trust
Chicago
215,000
 $                   215,000
0.04%



DWS Strategic Income VIP
Chicago
190,000
 $                   190,000
0.04%



New York Funds


DWS High Income Plus Fund
New York
2,260,000
 $                 2,260,000
0.44%


Total

20,000,000
 $               20,000,000
3.92%




^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information


Security Purchased


CUSIP
226566AD9


Issuer
CRICKET COMMUNICATIONS


Underwriters
Citigroup, DBSI, Goldman Sachs


Years of continuous operation, including predecessors
> 3 years


Security
LEAP 9.375% 11/1/2014


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/1/2007


Total amount of offering sold to QIBs
 $    350,000,000


Total amount of any concurrent public offering
 $    -


Total
 $    350,000,000


Public offering price
106.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.00%


Rating
Caa1/CCC


Current yield
8.84%


Benchmark vs Spread (basis points)
304 bp




Fund Specific Information


Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds


DWS Balanced Fund
Chicago
680,000
 $                   720,800
0.19%



DWS Balanced VIP
Chicago
220,000
 $                   233,200
0.06%



DWS High Income Fund
Chicago
8,610,000
 $                 9,126,600
2.46%



DWS High Income Trust
Chicago
1,020,000
 $                 1,081,200
0.29%



DWS High Income VIP
Chicago
1,310,000
 $                 1,388,600
0.37%



DWS Multi Market Income Trust
Chicago
620,000
 $                   657,200
0.18%



DWS Strategic Income Fund
Chicago
555,000
 $                   588,300
0.16%



DWS Strategic Income Trust
Chicago
160,000
 $                   169,600
0.05%



DWS Strategic Income VIP
Chicago
140,000
 $                   148,400
0.04%



New York Funds



DWS High Income Plus Fund
New York
1,685,000
 $                 1,786,100
0.48%



Total

15,000,000
 $               15,900,000
4.29%



^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information



Security Purchased


CUSIP
75952BAP0


Issuer
RELIANT ENERGY


Underwriters
DBSI, Goldman Sachs, JP Morgan, Merrill Lynch,
ABN Amro, Bear Stearns


Years of continuous operation, including predecessors
> 3 years


Security
RRI 7.875% 6/15/2017


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/6/2007


Total amount of offering sold to QIBs
 $    725,000,000


Total amount of any concurrent public offering
 $     -


Total
 $    725,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.75%


Rating
B3/B-


Current yield
7.83%


Benchmark vs Spread (basis points)
292 bp


Fund Specific Information



Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds



DWS Balanced Fund
Chicago
440,000
 $                   440,000
0.06%



DWS Balanced VIP
Chicago
145,000
 $                   145,000
0.02%



DWS High Income Fund
Chicago
5,700,000
 $                 5,700,000
0.79%



DWS High Income Trust
Chicago
675,000
 $                   675,000
0.09%



DWS High Income VIP
Chicago
870,000
 $                   870,000
0.12%



DWS Multi Market Income Trust
Chicago
415,000
 $                   415,000
0.06%



DWS Strategic Income Fund
Chicago
370,000
 $                   370,000
0.05%



DWS Strategic Income Trust
Chicago
105,000
 $                   105,000
0.01%



DWS Strategic Income VIP
Chicago
95,000
 $                     95,000
0.01%



New York Funds



DWS High Income Plus Fund
New York
1,125,000
 $                 1,125,000
0.16%



DWS Short Duration Plus Fund
New York
60,000
 $                     60,000
0.01%



Total

10,000,000
 $               10,000,000
1.38%




^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information



Security Purchased



CUSIP

800907AL1





Issuer

SANMINA-SCI CORP





Underwriters

BoA, Citigroup, DBSI,
Keybanc Capital
Markets, Scotia Capital,
Suntrust Capital
Markets, Wells Fargo





Years of continuous operation, including predecessors

> 3 years





Security

SANM FRN 6/15/2010





Is the affiliate a manager or co-manager of offering?

Joint Lead Manager


Name of underwriter or dealer from which purchased

BoA



Firm commitment underwriting?

Yes



Trade date/Date of Offering

6/7/2007

Total amount of offering sold to QIBs

 $             300,000,000


Total amount of any concurrent public offering

 $        -



Total

 $             300,000,000


Public offering price

100.00





Price paid if other than public offering price

 N/A



Underwriting spread or commission

2.00%



Rating

Ba3/B+





Current yield

8.11%





Benchmark vs Spread (basis points)

275 bp


Fund Specific Information



Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund



Chicago Funds



DWS Balanced Fund
Chicago
185,000
 $                   185,000
0.06%



DWS Balanced VIP
Chicago
60,000
 $                     60,000
0.02%



DWS High Income Fund
Chicago
2,380,000
 $                 2,380,000
0.79%



DWS High Income Trust
Chicago
285,000
 $                   285,000
0.10%



DWS High Income VIP
Chicago
360,000
 $                   360,000
0.12%



DWS Multi Market Income Trust
Chicago
175,000
 $                   175,000
0.06%



DWS Strategic Income Fund
Chicago
155,000
 $                   155,000
0.05%



DWS Strategic Income Trust
Chicago
45,000
 $                     45,000
0.02%



DWS Strategic Income VIP
Chicago
40,000
 $                     40,000
0.01%



New York Funds



DWS High Income Plus Fund
New York
470,000
 $                   470,000
0.16%



DWS Short Duration Plus Fund
New York
20,000
 $                     20,000
0.01%



Total

4,175,000
 $                 4,175,000
1.39%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information


Security Purchased


CUSIP
67105EAA0


Issuer
OUTBACK STEAKHOUSE INC


Underwriters
BoA, DBSI, ABN Amro, GE Capital Markets,
Rabo Securities USA, SunTrust Robinson
Humphrey, Wells Fargo


Years of continuous operation, including predecessors
> 3 years


Security
OSI 10% 6/15/2015


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/8/2007


Total amount of offering sold to QIBs
 $     550,000,000


Total amount of any concurrent public offering
 $     -


Total
 $     550,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.25%


Rating
Caa1/CCC+


Current yield
10.00%


Benchmark vs Spread (basis points)
488 bp



Fund Specific Information



Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds



DWS Balanced Fund
Chicago
455,000
 $                   455,000
0.08%



DWS Balanced VIP
Chicago
145,000
 $                   145,000
0.03%



DWS High Income Fund
Chicago
5,735,000
 $                 5,735,000
1.04%



DWS High Income Trust
Chicago
680,000
 $                   680,000
0.12%



DWS High Income VIP
Chicago
870,000
 $                   870,000
0.16%



DWS Multi Market Income Trust
Chicago
415,000
 $                   415,000
0.08%



DWS Strategic Income Fund
Chicago
370,000
 $                   370,000
0.07%



DWS Strategic Income Trust
Chicago
105,000
 $                   105,000
0.02%



DWS Strategic Income VIP
Chicago
95,000
 $                     95,000
0.02%



New York Funds



DWS High Income Plus Fund
New York
1,130,000
 $                 1,130,000
0.21%



Total

10,000,000
 $               10,000,000
1.82%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information



Security Purchased


CUSIP
18889LAC5


Issuer
CLONDALKIN ACQUISITION


Underwriters
DBSI, Lehman Brothers


Years of continuous operation, including predecessors
> 3 years


Security
CLONDA 7.36% 12/15/2013


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Lehman Brothers


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/12/2007


Total amount of offering sold to QIBs
 $     150,000,000


Total amount of any concurrent public offering
 $      -


Total
 $     150,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.25%


Rating
Ba3/B+


Current yield
7.36%


Benchmark vs Spread (basis points)
200 bp




Fund Specific Information




Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds



DWS Balanced Fund
Chicago
85,000
 $                     85,000
0.06%



DWS Balanced VIP
Chicago
75,000
 $                     75,000
0.05%



DWS High Income Fund
Chicago
1,045,000
 $                 1,045,000
0.70%



DWS High Income Trust
Chicago
125,000
 $                   125,000
0.08%



DWS High Income VIP
Chicago
160,000
 $                   160,000
0.11%



DWS Multi Market Income Trust
Chicago
80,000
 $                     80,000
0.05%



DWS Strategic Income Fund
Chicago
75,000
 $                     75,000
0.05%



DWS Strategic Income Trust
Chicago
75,000
 $                     75,000
0.05%



DWS Strategic Income VIP
Chicago
75,000
 $                     75,000
0.05%



New York Funds



DWS High Income Plus Fund
New York
205,000
 $                   205,000
0.14%



Total

2,000,000
 $                 2,000,000
1.33%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.
Where security performance is 0.00%, the purchase price is the same as the sale price (or, if the security was not sold, the price at quarter-end).
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased


CUSIP
18889LAA9


Issuer
CLONDALKIN ACQUISITION


Underwriters
DBSI, Lehman Brothers


Years of continuous operation, including predecessors
> 3 years


Security
CLONDA 6.15% 12/15/2013


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Lehman Brothers


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/12/2007


Total amount of offering sold to QIBs
 $    399,314,775


Total amount of any concurrent public offering
 $    -


Total
 $     399,314,775


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.25%


Rating
Ba3/B+


Current yield
6.15%


Benchmark vs Spread (basis points)
200 bp



Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds


DWS Balanced Fund
Chicago
66,552
 $                     66,552
0.02%



DWS Balanced VIP
Chicago
66,552
 $                     66,552
0.02%



DWS High Income Fund
Chicago
638,904
 $                   638,904
0.16%



DWS High Income Trust
Chicago
73,208
 $                     73,208
0.02%



DWS High Income VIP
Chicago
99,829
 $                     99,829
0.03%



DWS Multi Market Income Trust
Chicago
66,552
 $                     66,552
0.02%



DWS Strategic Income Fund
Chicago
66,552
 $                     66,552
0.02%



DWS Strategic Income Trust
Chicago
66,552
 $                     66,552
0.02%



DWS Strategic Income VIP
Chicago
66,552
 $                     66,552
0.02%



New York Funds



DWS High Income Plus Fund
New York
119,794
 $                   119,794
0.03%



Total

1,331,049
 $                 1,331,049
0.33%



^The Security and Fund Performance is calculated based on information provided by State Street Bank.



*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information




Security Purchased


CUSIP
74955WAJ8


Issuer
RH DONNELLEY CORP


Underwriters
JP Morgan, BoA, Bear Stearns, Credit Suisse,
DBSI, Wachovia, Barclays, BNP Paribas, GE
Capital Markets, ING Financial, RBS Greenwich
Capital, Scotia Capital


Years of continuous operation, including predecessors
> 3 years


Security
RHD 8.875% 10/15/2017


Is the affiliate a manager or co-manager of offering?
Senior Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/19/2007


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.75%


Rating
B3/B


Current yield
8.88%


Benchmark vs Spread (basis points)
436 bp




Fund Specific Information


Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds


DWS Balanced Fund
Chicago
240,000
 $                   240,000
0.02%



DWS Balanced VIP
Chicago
75,000
 $                     75,000
0.01%



DWS High Income Fund
Chicago
2,880,000
 $                 2,880,000
0.19%



DWS High Income Trust
Chicago
335,000
 $                   335,000
0.02%



DWS High Income VIP
Chicago
400,000
 $                   400,000
0.03%



DWS Multi Market Income Trust
Chicago
200,000
 $                   200,000
0.01%



DWS Strategic Income Fund
Chicago
200,000
 $                   200,000
0.01%



DWS Strategic Income Trust
Chicago
55,000
 $                     55,000
0.00%



DWS Strategic Income VIP
Chicago
50,000
 $                     50,000
0.00%



New York Funds


DWS Bond VIP
New York
30,000
 $                     30,000
0.00%



DWS Core Fixed Income Fund
New York
86,000
 $                     86,000
0.01%



DWS High Income Plus Fund
New York
565,000
 $                   565,000
0.04%



Total

5,116,000
 $                 5,116,000
0.34%



^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information



Security Purchased
Comparison Security
Comparison Security
CUSIP
319963AN4


Issuer
FIRST DATA CORP


Underwriters
Citigroup, Credit Suisse, DBSI, Goldman Sachs,
HSBC, Lehman Brothers, Merrill Lynch


Years of continuous operation, including predecessors
> 3 years


Security
FDC 9.875% 9/24/2015


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
10/16/2007


Total amount of offering sold to QIBs
2,200,000,000


Total amount of any concurrent public offering
0


Total
2,200,000,000


Public offering price
94.80


Price paid if other than public offering price
 N/A


Rating
B3/B-


Current yield
10.42%


Benchmark vs Spread (basis points)
623 bp



Fund Specific Information



Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds



DWS Balanced Fund
Chicago
1,635,000
 $                 1,549,915
0.07%



DWS Strategic Income Fund
Chicago
1,385,000
 $                 1,312,925
0.06%



New York Funds


DWS High Income Plus Fund
New York
3,940,000
 $                 3,734,962
0.18%



Total

6,960,000
 $                 6,597,802
0.32%



^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information


Security Purchased
Comparison Security
Comparison Security
CUSIP
67090FAC0


Issuer
NUVEEN INVESTMENTS INC


Underwriters
DBSI, Merrill Lynch, Morgan Stanley, Wachovia


Years of continuous operation, including predecessors
> 3 years


Security
NUVINV 10.5% 11/15/2015


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
10/31/2007


Total amount of offering sold to QIBs
785,000,000


Total amount of any concurrent public offering
0


Total
785,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Rating
B3/B-


Current yield
10.50%


Benchmark vs Spread (basis points)
620 bp


Fund Specific Information


Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds

DWS Balanced Fund
Chicago
470,000
 $                   470,000
0.06%



DWS Strategic Income Fund
Chicago
400,000
 $                   400,000
0.05%



New York Funds


DWS High Income Plus Fund
New York
1,120,000
 $                 1,120,000
0.14%



Total

1,990,000
 $                 1,990,000
0.25%



^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.